SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☑  Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SteelCloud, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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STEELCLOUD, INC.
13962 Park Center Road
Herndon, Virginia 20171

Dear Shareholder:

You are cordially invited to attend the Special Meeting of the shareholders of SteelCloud, Inc., a Virginia corporation (the “Company”) to be held at 10:00 a.m. on October 19, 2009 (the “Special Meeting”), at the Company’s principal executive offices located at 13962 Park Center Road, Herndon, Virginia 20171.  A Notice of Special Meeting of Shareholders, Proxy Statement and proxy card are enclosed for your review.  All holders of shares of common stock of the Company as of the close of business on September 10, 2009 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

The business of the Special Meeting is to:

(1)
To authorize the Company to issue up to 14,500,000 shares of common stock and accompanying warrants to purchase up to 14,500,000 shares of common stock, together with the potential issuance to prospective placement agents of warrants to purchase up to 3,200,000 shares of common stock on the same terms as the accompanying warrants, pursuant to the Company’s Registration Statement on Form S-1, in accordance with NASDAQ Marketplace Rule 5635(d);

(2)
To authorize the Company to issue common stock, and/or securities convertible into or exchangeable or exercisable for common stock, in connection with a future financing, in accordance with NASDAQ Marketplace Rule 5635;

(3)	To approve the sale of warrants by the Company to its directors in a private placement; and

(4)	To approve the adjournment, postponement or continuation of the special meeting.

The Company believes that these transactions are not only in the best interest of all of the Company’s shareholders, but also critical to the immediate future of the Company.

While you may exercise your right to vote your shares in person, the Company recognizes that you may not be able to attend the Special Meeting.  Accordingly, the Company has enclosed a proxy card which will enable you to vote your shares on the issues to be considered at the Special Meeting even if you are unable to attend.  All you need to do is mark the proxy card to indicate your vote, date and sign the proxy card, and return it in the enclosed postage-paid envelope as soon as conveniently possible.  If you desire to vote in accordance with management’s recommendations, you need not mark your votes on the proxy card but need only sign, date and return the proxy card in the enclosed postage-paid envelope in order to record your vote. Alternatively, you may vote your shares via the Internet, as described in the accompanying materials.

If you would like to attend the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares.  You must also bring a form of personal identification.  In order to vote your shares at the Special Meeting, you must obtain from the nominee a proxy in your name.

Sincerely,

/s/ Brian H. Hajost

September 18, 2009	President and Chief Executive Officer

STEELCLOUD, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 19, 2009
TO THE SHAREHOLDERS OF STEELCLOUD, INC.

NOTICE IS HEREBY GIVEN that the Special Meeting of shareholders of SteelCloud, Inc. (the “Company”), will be held at 10:00 a.m. on October 19, 2009 (the “Special Meeting”), at the Company’s principal executive offices located at 13962 Park Center Road, Herndon, Virginia 20171, for the following purposes:

(1)
To authorize the Company to sell up to 14,500,000 shares of common stock and accompanying warrants to purchase up to 14,500,000 shares of common stock, together with the potential issuance to prospective placement agents of warrants to purchase up to 3,200,000 shares of common stock on the same terms as the accompanying warrants, pursuant to the Company’s Registration Statement on Form S-1, in accordance with NASDAQ Marketplace Rule 5635(d);

(2)
To authorize the Company to issue common stock, and/or securities convertible into or exchangeable or exercisable for common stock, in connection with a future financing, in accordance with NASDAQ Marketplace Rule 5635;

(3)	To approve the sale of warrants by the Company to its directors in a private placement; and

(4)	To approve the adjournment, postponement or continuation of the special meeting.

All of the foregoing are more fully described in the Proxy Statement accompanying this Notice.

The Company believes that these transactions are not only in the best interest of all of its shareholders, but also critical to its immediate future.

The Board of Directors has fixed the close of business on September 10, 2009, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.  Only holders of record of the Company’s common stock on the record date are entitled to vote at the Special Meeting.  A list of such shareholders will be available at the time and place of the Special Meeting and, during the ten days prior to the Special Meeting, at the office of the Secretary of the Company at the above address.

If you would like to attend the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares.  You must also bring a form of personal identification.  In order to vote your shares at the Special Meeting, you must obtain from the nominee a proxy in your name.

You can ensure that your shares are voted at the Special Meeting by signing and dating the enclosed proxy card and returning it in the envelope provided.  Sending in a signed proxy card will not affect your right to attend the Special Meeting and to vote in person.  You may revoke your proxy card at any time before it is voted by notifying Continental Stock Transfer & Trust Company in writing before the Special Meeting, or by executing a subsequent proxy card, which revokes your previously executed proxy card.  The address for Continental Stock Transfer & Trust Company is 17 Battery Place, New York, New York 10004. Alternatively, you may vote your shares via the Internet, as described in the accompanying materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 19, 2009: A complete set of proxy materials relating to the Special Meeting is available on the Internet. These materials, consisting of the Notice of Special Meeting, Proxy Statement and Proxy Card, may be viewed at www.steelcloud.com/company/proxy.asp ..

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, THE COMPANY URGES YOU TO VOTE YOUR SHARES VIA THE INTERNET OR SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors
September 18, 2009
Herndon, Virginia	/s/ Brian H. Hajost

President and Chief Executive Officer

STEELCLOUD, INC.

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 19, 2009

i

Special Meeting of Shareholders
October 19, 2009

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of SteelCloud, Inc. (the “Company”) for the Special Meeting of shareholders to be held at 10:00 a.m. on October 19, 2009 (the “Special Meeting”), at the Company’s principal executive offices located at 13962 Park Center Road, Herndon, Virginia 20171, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting.  These proxy solicitation materials were mailed on or about September 21, 2009 to all shareholders entitled to vote at the Special Meeting.

GENERAL INFORMATION

Record Date; Outstanding Shares

Only shareholders of record at the close of business on September 10, 2009 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting.  The outstanding voting securities of the Company as of September 18, 2009 consisted of 15,411,876 shares of common stock, $0.001 par value.  For information regarding stock ownership by management and holders of more than 5% of the outstanding common stock, see “Security Ownership of Certain Beneficial Owners and Management. ”

Voting of Proxies and Revocability

All shares presented by properly executed proxies will be voted in accordance with the specifications on the proxy.  IF NO SUCH SPECIFICATIONS ARE MADE ON AN EXECUTED PROXY, THE PROXY WILL BE VOTED FOR AUTHORIZING THE COMPANY TO ISSUE UP TO 14,500,000 SHARES OF COMMON STOCK AND ACCOMPANYING WARRANTS TO PURCHASE UP TO 14,500,000 SHARES OF COMMON STOCK, TOGETHER WITH THE POTENTIAL ISSUANCE TO PROSPECTIVE PLACEMENT AGENTS OF WARRANTS TO PURCHASE UP TO 3,200,000 SHARES OF COMMON STOCK ON THE SAME TERMS AS THE ACCOMPANYING WARRANTS, PURSUANT TO THE COMPANY’S REGISTRATION STATEMENT ON FORM S-1, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635; FOR AUTHORIZING THE COMPANY TO ISSUE COMMON STOCK, AND/OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE OR EXERCISABLE FOR COMMON STOCK, IN CONNECTION WITH A FUTURE FINANCING, IN ACCORDANCE NASDAQ MARKETPLACE RULE 5635; FOR APPROVING THE SALE OF WARRANTS BY THE COMPANY TO ITS DIRECTORS IN A PRIVATE PLACEMENT; AND FOR APPROVING THE ADJOURNMENT, POSTPONEMENT OR CONTINUATION OF THE SPECIAL MEETING.  Specific instructions to be followed by any shareholder interested in voting via the Internet are set forth on the enclosed Proxy Card.  A shareholder who has given a proxy pursuant to this proxy solicitation may revoke it at any time before it is exercised by (a) giving written notice thereof prior to the Special Meeting, to the Company’s transfer agent, Continental Stock Transfer & Trust Company, (b) by signing and returning a later dated proxy, or (c) by voting in person at the Special Meeting.  Sending in a signed proxy will not affect a shareholder’s right to attend the Special Meeting and vote in person.  However, mere attendance at the Special Meeting will not, in and of itself, have the effect of revoking the proxy.

If you would like to attend the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares.  You must also bring a form of personal identification.  In order to vote your shares at the Special Meeting, you must obtain from the nominee a proxy in your name.

Required Vote; Broker Non-Votes

The holder of each outstanding share of common stock as of the Record Date is entitled to one vote on each matter to be voted on at the Special Meeting.

Each outstanding share of the Company’s Common Stock is entitled to one vote on each proposal at the Special Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is necessary under Rule 5635(e)(4) of the NASDAQ Marketplace Rules and the Company’s By-Laws to approve Proposal 1, 2, 3 and 4.  Accordingly, failure to vote and broker non-votes will not affect whether these proposals are approved, but an abstention will have the same effect as a vote against the proposal.

THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE AND THE SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of the Company’s Directors, officers and regular employees, without additional compensation, personally or by telephone, telecopy, or electronic mail.  The Company has hired Continental Stock Transfer & Trust Company to assist in the solicitation process.  The Company estimates the cost of solicitation to be $2,000.

Quorum; Abstentions

Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the Special Meeting, who will determine whether or not a quorum is present.  The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of common stock will constitute a quorum.  Shares represented by a proxy or in person at the Special Meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum.  An abstention as to any particular matter, however, will constitute a vote “against” such matter.

Shareholder Proposals

Proposals of shareholders of the Company, which are intended to be presented, by such shareholders at the Company’s 2009 Annual Meeting must be received by the Company no later than February 15, 2010 in order to be included in the proxy statement and form of proxy relating to that Annual Meeting.  Any such proposal should be addressed to the Company’s Chief Financial Officer and delivered to the Company’s principal executive offices at 13962 Park Center Road, Herndon, Virginia 20171.

Communications With The Board Of Directors

The Company has no formal procedures to follow for shareholders to communicate with the Board of Directors. Should you wish to submit a written communication to the Board or an individual Director, you may mail or deliver such communication to: SteelCloud, Inc., Board of Directors, c/o Brian H. Hajost, Chief Executive Officer, 13962   Park Center Road, Herndon, Virginia 20171. All appropriate communications received from shareholders will be forwarded to the Board of Directors or any committee thereof, as appropriate.

New Business

According to Virginia law and the Company’s Bylaws, the only business that may be considered at a Special Meeting is that which is contained in the notice of such meeting. Therefore, only Proposal 1 , Proposal 2, Proposal 3 and Proposal 4 will be considered at the Special Meeting and no other business will be presented for consideration at the Special Meeting.

OVERVIEW

The Company has adopted and is implementing a plan to improve the Company’s liquidity and provide the Company with working capital to fund its continuing business operations.  In furtherance of the plan, the Company has called the Special Meeting to ask its shareholders to support its plan by permitting the Company to raise capital through the sale of the Company’s common stock and securities convertible into or exchangeable or exercisable for common stock.  In order to complete the Company’s plan, it is necessary for the shareholders to authorized Proposal 1, 2, 3, and 4.  The matters to be voted on at the Special Meeting are critical to the Company’s future prospects.

PROPOSAL 1

AUTHORIZATION OF THE ISSUANCE OF UP TO 14,500,000 SHARES OF COMMON STOCK AND ACCOMPANYING WARRANTS TO PURCHASE UP TO 14,500,000 SHARES OF COMMON STOCK, TOGETHER WITH THE POTENTIAL ISSUANCE TO PROSPECTIVE PLACEMENT AGENTS OF WARRANTS TO PURCHASE UP TO 3,200,000 SHARES OF COMMON STOCK ON THE SAME TERMS AS THE ACCOMPANYING WARRANTS, PURSUANT TO THE COMPANY’S REGISTRATION STATEMENT ON FORM S-1, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D).

The Company is seeking shareholder approval to issue up to 14,500,000 shares (the “Approval Shares”) of its common stock, $0.001 par value (the “Common Stock”) accompanied by warrants to purchase up to 14,500,000 shares of Common Stock (the “Approval Warrants”) together with the potential issuance to prospective placement agents of warrants to purchase up to 3,200,000 shares of Common Stock on the same terms as the accompanying warrants (the “Agent Warrants”).  The Approval Shares, Approval Warrants and Agent Warrants will not be senior to any of the Company’s other securities.

Specifically, the Company is seeking shareholder approval, for the purpose of compliance with NASDAQ Marketplace Rule 5635(d), for the sale of the Shares and Warrants.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is necessary under Rule 5635(e)(4) of the NASDAQ Marketplace Rules to approve this Proposal 1.  Accordingly, failure to vote and broker non-votes will not affect whether this proposal is approved, but an abstention will have the same effect as a vote against the proposal.

Board of Directors’ Recommendation

The Board of Directors recommends a vote FOR Proposal 1, for purposes of complying with NASDAQ Marketplace Rule 5635(d).

Description of Proposal

On April 22, 2009, the Company filed a registration statement on Form S-1/A with the Securities and Exchange Commission (File No. 333-158703) (the “Registration Statement”) seeking to register 16,000,000 shares of Common Stock (the “Shares”)  and the shares of Common Stock issuable upon exercise of the accompanying 16,000,000 Warrants (the “Warrants”) at a fixed price between $0.08 and $0.30 cents per Share (the “Price”) and at an exercise price per Warrant equal to 150% of the final offering Price.  The Price may be increased or decreased by the Company.  Any deviation from the low or high end of the Price that represents no more than a 20% change will be reflected in a Prospectus Supplement which the Company will be required to file with the Securities and Exchange Commission (the “SEC”).  Any deviation from the low or high end of the Price that represents more than a 20% change will be reflected in a Post-Effective Amendment to the Registration Statement, which the Company will be required to file with the SEC.

The Company’s Common Stock is listed on the NASDAQ Capital Market, and the Company is subject to the NASDAQ Marketplace Rules.

The Company is seeking approval for the issuance of the Approval Shares, Approval Warrants and Agent Warrants under the applicable provisions of Marketplace Rule 5635, which applies to the issuance of securities in certain circumstances.  NASDAQ Marketplace Rule 5635(d) requires shareholder approval of the issuance of common stock or securities convertible into common stock equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Accordingly, the Company may only issue 1,500,000 Shares (together with 1,500,000 accompanying Warrants) and requires shareholder approval for the issuance of the remaining 14,500,000 Shares (referred to herein as the “Approval Shares”) together with the 14,500,000 accompanying Warrants (referred to herein as the “Approval Warrants”) and the issuance of warrants to prospective placement agents to purchase up to 3,200,000 shares of Common Stock (referred to herein as the “Agent Warrants”).  As a result, the Company is seeking shareholder approval for the issuance of the Approval Shares, Approval Warrants and Agent Warrants, because the issuance of such Approval Shares, Approval Warrants and Agent Warrants will equal more than 20% of the Company’s Common Stock outstanding and the Approval Shares, Approval Warrants and Agent Warrants will be issued at a price that is lower than the book value of the Common Stock.

Description of Shares and Approval Shares

The Shares and Approval Shares shall be priced at a fixed Price between $0.08 and $0.30 per share, and are accompanied by Warrants and Approval Warrants.  The Price may be increased or decreased by the Company.  Any deviation from the low or high end of the Price that represents no more than a 20% change will be reflected in a Prospectus Supplement which the Company will be required to file with the SEC.  Any deviation from the low or high end of the Price that represents more than a 20% change will be reflected in a Post-Effective Amendment to the Registration Statement, which the Company will be required to file with the SEC.

The Shares and Approval Shares may be sold by the Company during the 90-day period following the date of the Company’s Prospectus (the “Offering Period”).  The Company may extend the Offering Period by an additional 90-day period at its discretion.

Description of Warrants and Approval Warrants

Each Share and Approval Share will be accompanied by a Warrant or an Approval Warrant to purchase one additional share of the Company’s Common Stock.  The price per Warrant and Approval Warrant share will be equal to 150% of the final offering Share and Approval Share Price, respectively.  The shares of Common Stock underlying the Warrants and Approval Warrants will have such rights and preferences which are attributable to all the shares of the Company’s Common Stock.

Exercise. Holders of the Warrants and Approval Warrants may exercise their Warrants or Approval Warrants to purchase shares of the Company’s Common Stock on or before the expiration date by delivering (i) an exercise notice, appropriately completed and duly signed, and (ii) payment of the exercise price for the number of shares with respect to which the Warrant or Approval Warrant is being exercised. Warrants and Approval Warrants may be exercised in whole or in part, but only for full shares of Common Stock, and any portion of a Warrant or Approval Warrant not exercised prior to the expiration date shall be and become void and of no value.

The shares of Common Stock issuable on exercise of the Warrants or Approval Warrants will be, when issued in accordance with the Warrants or Approval Warrants, duly and validly authorized, issued and fully paid and non-assessable. The Company will authorize and reserve at least that number of shares of Common Stock equal to the number of shares of Common Stock issuable upon exercise of all outstanding Warrants and Approval Warrants.

Delivery of Certificates. Upon the holder’s exercise of a Warrant or Approval Warrant, the Company will promptly, but in no event later than five business days after the exercise date, issue and deliver, or cause to be issued and delivered, a certificate for the shares of Common Stock issuable upon such exercise, free of restrictive legends and if the holder provides the necessary information to the Company, the Company will issue and deliver the shares electronically through The Depository Trust Corporation through its Deposit Withdrawal Agent Commission System or another established clearing corporation performing similar functions.

Other Adjustments. The exercise price and the number of shares of Common Stock purchasable upon the exercise of the Warrants and Approval Warrants are subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, and combinations of the Company’s Common Stock. If the Company makes or issues a dividend or other distribution payable in securities of the Company other than shares of Common Stock, or in cash or other property, then each holder’s Warrant or Approval Warrant will become the right to receive, upon exercise of such Warrant or Approval Warrant, in addition to the number of shares of Common Stock issuable under the Warrant or Approval Warrant, the same kind and amount of securities, cash or other property as it would have been entitled to receive upon the occurrence of such transaction, if the Warrant or Approval Warrant had been exercised immediately prior to such transaction.

The Company will provide notice to holders of the Warrants and Approval Warrants to provide such holders with a practical opportunity to exercise their Warrants and Approval Warrants, and hold Common Stock in order to participate in or vote on the following corporate events:

•	if the Company declares a dividend or distribution of cash, securities or other property in respect of its Common Stock; or
•
If the Company authorizes, approves, or enters into any agreement contemplating or soliciting approval for a merger, sale or similar transaction pursuant to which Common Stock is converted or exchanged for cash, securities or property.

Description of the Agent Warrants

The Company may engage a registered broker-dealer to act as its placement agent (referred to herein as a “Placement Agent”) on a “best efforts” basis to assist the Company in the sale of the Shares (including the Approval Shares) and the Warrants (including the Approval Warrants).  In the event the Company engages a Placement Agent, the Company may be required to compensate the Placement Agent by issuing warrants on the same terms as the Warrants (and Approval Warrants) to purchase up to 10% of the total Shares and Approval Shares and shares of Common Stock issuable upon exercise of the Warrants and Approval Warrants.  As a result, the Company is also seeking approval for the issuance of up to 3,200,000 Agent Warrants.

Proceeds From the Offering and Use of Proceeds

The table below sets forth the net proceeds to the Company from the offering of the Shares (including the Approval Shares) and accompanying Warrants (including the Approval Warrants) in the event that the Company sells 16,000,000, 12,000,000, 8,000,000, 4,000,000 or 1,600,000 Shares at the minimum offering price of $0.08 and the maximum offering price of $0.30.  This table does not set forth all possibilities. There is no guarantee that the Company will be successful at selling any of the Shares (including the Approval Shares) and Warrants (including the Approval Warrants) and, accordingly, the actual amount of proceeds the Company will raise, if any, may differ.

	$0.08 per Share	$0.30 per Share

16,000,000 (100%) Shares Sold

Gross Proceeds	$1,280,000	$4,800,000

Less Offering Expenses	$57,000	$57,000

Net Offering Proceeds	$1,223,000	$4,743,000

12,000,000 (75%) Shares Sold

Gross Proceeds	$960,000	$3,600,000

Less Offering Expenses	$57,000	$57,000

Net Offering Proceeds	$903,000	$3,543,000

8,000,000 (50%) Shares Sold

Gross Proceeds	$640,000	$2,400,000

Less Offering Expenses	$57,000	$57,000

Net Offering Proceeds	$583,000	$2,343,000

4,000,000 (25%) Shares Sold

Gross Proceeds	$320,000	$1,200,000

Less Offering Expenses	$57,000	$57,000

Net Offering Proceeds	$263,000	$1,143,000

1,600,000 (10%) Shares Sold

Gross Proceeds	$128,000	$480,000

Less Offering Expenses	$57,000	$57,000

Net Offering Proceeds	$71,000	$423,000

The offering expenses of approximately $57,000 are comprised primarily of legal and accounting expenses, SEC and EDGAR filing fees, printing and transfer agent fees, and any necessary state registration fees. The Company’s officers and Directors will not receive any compensation for their efforts in selling the Shares and the accompanying Warrants.  The Company may engage a registered broker-dealer to act as its Placement Agent on a “best efforts” basis to assist the Company in the sale of the Shares (including the Approval Shares) and the Warrants (including the Approval Warrants). The offering expenses do not include Placement Agent fees.

The net proceeds from the sale of the Shares and accompanying Warrants will be used for the general working capital, during the twelve months immediately following their sale, which may include the repayment of debt. In all instances, after the effectiveness of the Registration Statement, the Company will need some amount of working capital to maintain its general existence and comply with its public reporting obligations. In addition to changing allocations because of the amount of proceeds received, the Company may change the use of proceeds because of changes in its business plan. Shareholders should understand that the Company has wide discretion over the use of proceeds.

Potential Effects of this Proposal

The sale by the Company of the Approval Shares and Approval Warrants and the issuance of the Agent Warrants will result in a significant increase in the number of shares of Common Stock outstanding, and current shareholders will own a smaller percentage of the outstanding Common Stock. The issuance of these securities will cause a significant reduction in the percentage interests of current shareholders in the voting power, liquidation value, and book and market value of the Company, and in the Company’s future earnings. The sale or resale of these securities could cause the market price of the Common Stock to decline.

The foregoing description of the offering being made pursuant to the Registration Statement is included only for informational purposes in connection with this proxy solicitation and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.  The Company cannot guarantee that any financing will be completed, and, accordingly, cannot be certain that it will receive any amount of proceeds from such financing.

PROPOSAL 2

AUTHORIZATION OF THE COMPANY TO ISSUE COMMON STOCK, AND/OR SECURITIES
CONVERTIBLE INTO OR EXCHANGEABLE OR EXERCISABLE FOR COMMON STOCK, IN
CONNECTION WITH A FUTURE FINANCING, IN ACCORDANCE WITH NASDAQ MARKETPLACE
RULE 5635.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is necessary under Rule 5635(e)(4) of the NASDAQ Marketplace Rules to approve this Proposal 2.  Accordingly, failure to vote and broker non-votes will not affect whether this proposal is approved, but an abstention will have the same effect as a vote against the proposal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2, FOR PURPOSES OF COMPLYING WITH NASDAQ MARKETPLACE RULE 5635.

Description of Proposal

As discussed in “Overview” above, the Company is seeking to improve its liquidity.  Because the Company’s Common Stock is listed on the NASDAQ Capital Market, the Company is subject to the NASDAQ Marketplace Rules.  As a result, the Company is seeking shareholder approval under the applicable provisions of NASDAQ Marketplace Rule 5635 for the private placement of Common Stock, and/or securities convertible into or exchangeable or exercisable for Common Stock (the “Securities”).

As described above in Proposal 1, NASDAQ Marketplace Rule 5635(d) requires a company to obtain shareholder approval in connection with the issuance of securities in certain circumstances, including in connection with a transaction or series of related transactions (other than a public offering) involving the potential sale or issuance of common stock at a price less than the greater of book or market value of the common stock if the amount of common stock to be issued equals 20% or more of the common stock or the voting power of the company’s shares outstanding before giving effect to the issuance.

In addition, under Marketplace Rule 5635(c), companies are required to obtain shareholder approval prior to issuance of common stock or securities convertible into or exercisable for common stock to certain affiliates in a private placement at a price less than the market value of the common stock, as such issuance is considered a form of “equity compensation”.  To the extent that the issuance of the Common Stock or securities convertible into or exercisable for Common Stock could be considered a form of “equity compensation”, the Company is seeking shareholder approval pursuant to Marketplace Rule 5635(c).

Terms of Potential Offerings

As part of its consideration of various capital raising options, the Board of Directors desires to be able to effect a private placement of Securities without further shareholder approval, should a need and an appropriate opportunity arise. Therefore, the Company is seeking your approval to issue Securities on the following terms and conditions.

The Company will not issue more than 15,000,000 shares of Common Stock and it will not issue shares of Common Stock at a price less than 80% of market value.  The Company will also not issue Securities which are convertible into more than 15,000,000 shares of Common Stock, and such Securities will not have a conversion price set at a price less than 80% of market value on the date of issuance.  In no event will the Company’s executive officers and/or Directors be permitted to invest at a lesser price than other investors are investing in the Securities. Other terms for the Securities will be determined by the Board of Directors.

Any private placement made pursuant to this proposal would be completed, and the Securities issued, by no later than January 19, 2010.

The net proceeds from the sale of the Securities will be used for the Company’s general working capital.

The Company is seeking approval of Proposal 2 to issue Securities so that it may take advantage of a desirable capital raising opportunity should one arise in the three months following the Special Meeting, without having to conduct a subsequent meeting of shareholders to obtain their further approval.

Potential Effects of this Proposal

The completion of a private placement of Securities, may, depending upon the price realized, cause dilution of earnings per share and voting power of the Company’s Common Stock holders. When and if additional shares of Common Stock are issued, such new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of Common Stock, including the right to cast one vote per share on all matters and to participate in dividends when and to the extent declared and paid.

If Securities (other than Common Stock) are issued, such Securities could be issued with preferences as to liquidation rights or dividend rights, or with preemptive rights. If Securities (other than Common Stock) are issued with preferences as to liquidation or dividend rights, less cash could be made available to Common Stock holders in the event we are forced to liquidate or if we pay a dividend. If Securities (other than Common Stock) are issued with preemptive rights, the holders thereof may have the right to maintain their relative ownership of the Company when Common Stock holders are not afforded the same right. If Securities (other than Common Stock) are issued with voting rights, the voting power of Common Stock holders could be diluted. If Securities (other than Common Stock) are issued and are convertible into shares of Common Stock, such shares could affect Common Stock holders as described above.

The Securities will not be registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration thereunder or an applicable exemption from registration.

The foregoing description of the various forms of financings and reasons for the financings are included only for informational purposes in connection with this proxy solicitation and do not constitute an offer to sell or a solicitation of an offer to buy any Securities of the Company.  The Company cannot guarantee that any financing will be completed (or, if so, what the terms or timing may be), and, accordingly, cannot be certain that it will receive any amount of proceeds from such financings.  No financing will go forward unless the Board of Directors approves the proposed terms and conditions at the time.  The type of Securities to be sold and price at which they would be sold would be subject to market conditions and negotiations with investors.

PROPOSAL 3

APPROVAL OF ISSUANCE OF WARRANTS TO THE COMPANY’S DIRECTORS IN A PRIVATE
PLACEMENT

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is necessary under Rule 5635(e)(4) of the NASDAQ Marketplace Rules to approve this Proposal 3.  Accordingly, failure to vote and broker non-votes will not affect whether this proposal is approved, but an abstention will have the same effect as a vote against the proposal.

Board of Directors’ Recommendation

The Board of Directors recommends a vote FOR Proposal 3, for purposes of complying with NASDAQ Marketplace Rule 5635(c).

Description of Proposal

On June 19, 2009, pursuant to a private placement which commenced on June 15, 2009, the Company sold an aggregate of 350,000 shares of its Common Stock, to the seven members of its Board of Directors (the “Directors”), for aggregate cash proceeds of $87,500, in a private placement.  The shares of Common Stock were sold at $0.25 per share (the closing bid price of the Company’s Common Stock on June 15, 2009).  Each share of Common Stock was accompanied by one Director warrant to purchase one additional share of Common Stock (the “Director Warrants”).  The Director Warrants are exercisable for five years from their date of issuance, at an exercise price of $0.25 per share.   In order to comply with NASDAQ Marketplace Rule 5635(c), the Directors entered into a lock up agreement with the Company, pursuant to which they agreed to restrict the exercise of their Director Warrants until the Company’s shareholders approved the issuance of the Warrants.

The cash proceeds of $87,500 were used for general working capital. The Company intends to use any proceeds it receives from the exercise of the Director Warrants for general working capital which may include the repayment of debt.

As of September 18, 2009, the Company has warrants to purchase1,105,000 shares of Common Stock outstanding, which includes the Director Warrants (which may be exercised for 350,000 shares of Common Stock).

Because the Company’s Common Stock is listed on the NASDAQ Capital Market, the Company is subject to the NASDAQ Marketplace Rules.  NASDAQ Marketplace Rule 5635(c) provides that companies are required to obtain shareholder approval prior to issuance of common stock or securities convertible into or exercisable for common stock to certain affiliates in a private placement at a price less than the market value of the common stock, as such issuance is considered a form of “equity compensation”.  NASDAQ imputes a value to warrants which accompany shares of common stock, and which are issued for no additional consideration.  Because the Company sold the 350,000 shares of Common Stock together with the Director Warrants for $0.25 per share, the closing price of the Company’s Common Stock on June 15, 2009, and the Company did not add consideration for the Director Warrants, the Company must obtain shareholder approval of the sale of the Director Warrants.

Potential Effects of this Proposal

The issuance of the Director Warrants may result in an increase in the number of shares of Common Stock outstanding if the Director Warrants are exercised and, as a result, current shareholders may own a smaller percentage of the outstanding Common Stock. The issuance of Director Warrants may cause a reduction in the percentage interests of current shareholders in the voting power, liquidation value, and book and market value of the Company, and in the Company’s future earnings. The sale or resale of the Common Stock underlying the Director Warrants, if the Director Warrants are exercised, could cause the market price of the Common Stock to decline.

PROPOSAL 4

ADJOURNMENT, POSTPONEMENT OR CONTINUATION OF
THE SPECIAL MEETING

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is necessary under Rule 5635(e)(4) of the NASDAQ Marketplace Rules and the Company’s By-Laws to approve this Proposal 4. Accordingly, failure to vote and broker non-votes will not affect whether this proposal is approved, but an abstention will have the same effect as a vote against the proposal.  No proxy that is specifically marked AGAINST Proposals 1, 2 or 3 will be voted in favor of the adjournment, postponement or continuation proposal, unless it is specifically marked FOR the discretionary authority to adjourn, postpone or continue the Special Meeting to a later date.

Board of Directors’ Recommendation

The Board of Directors recommends that stockholders vote FOR Proposal 4 to adjourn, postpone or continue the Special Meeting.

Description of Proposal

If at the Special Meeting, the number of shares of the Company’s Common Stock present or represented and voting in favor of Proposals 1, 2 or 3 is insufficient to approve the Proposals, the Company’s management may move to adjourn, postpone or continue the Special Meeting in order to enable its Board of Directors to continue to solicit additional proxies in favor of Proposals 1, 2 or 3.  In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other Proposals.

In this proposal, the Company is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments.  If the Company’s stockholders approve the adjournment, postponement or continuation proposal, the Company could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposals 1, 2 or 3, including the solicitation of proxies from stockholders that have previously voted against the Proposals.  Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the other Proposals have been received, the Company could adjourn, postpone or continue the Special Meeting without a vote on the other Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Proposals.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid by the Company during each of the last two fiscal years to the Company’s Chief Executive Officer and to each of the Company’s executive officers who were paid in excess of $100,000 (the “Named Officers”).

Summary Compensation Table

					Stock	Option
		Salary		Bonus	Awards	Awards		Other		Total
Name and Principal Position	Year	($)		($)	($) [1]	($)		($) [2]		($)
Robert E. Frick [3]	2008	267,000		-0-	-0-	50,624		21,731		339,355
President and Chief Executive Officer	2007	48,333	[4]	40,000	5,000	2,325		5,235		100,893

Kevin M. Murphy	2008	220,000		-0-	-0-	76,274		25,988		322,262
Chief Financial Officer and	2007	185,000		50,000	-0-	29,432		43,818		308,250
Executive Vice President

Clifton W. Sink [5]	2007	238,000		-0-	-0-	131,694	[6]	274,034	[7]	643,728
Former President and Chief
Executive Officer

Robert Richmond	2007	154,471	[8]	-0-	-0-	-0-		21,096		175,567
Former Chief Operating Officer

1	In fiscal year 2008, none of the named executive officers forfeited options. In fiscal year 2007 Mr. Sink forfeited 170,000 options and Mr. Richmond forfeited 100,000 options.
2	Other compensation includes commissions, accumulated leave payouts, fixed expense allowances, 401K match expense and health and dental insurance provided by us.
3
Mr. Frick joined us in August 2007 as Executive Director and was appointed to the Company’s Board of Directors.  In October 2007, Mr. Frick was named the Company’s President and Chief Executive Officer.  Mr. Frick’s employment with the Company ended on January 9, 2009.

4
This amount represents Mr. Frick’s pro-rated salary based on an annual salary of $260,000 for fiscal year 2007 per his employment agreement, including approximately $27,000 of compensation attributable to his tenure as Executive Director.

5
In August 2007, the Company entered into an employment resignation agreement with Mr. Sink pursuant to which Mr. Sink resigned his positions as the Company’s President and Chief Executive Officer and Board Member effective November 1, 2007.

6
The Company  modified the vesting conditions of Mr. Sink’s stock options issued in November 2006.  The vesting date of the first tranche of options was accelerated from November 24, 2007 to October 31, 2007.  Mr. Sink forfeited the 170,000 remaining options pertaining to the November 2006 grant on the modification date.

7	This amount includes a one-time severance payment of $237,000 per M r. Sink’s employment resignation agreement.
8
This amount represents Mr. Richmond’s pro-rated salary based on an annual salary of $175,000 for fiscal years 2007 per his employment agreement. Mr. Richmond’s employment with us ended on September 18, 2007.

Outstanding Equity Awards at October 31, 2008

OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) [1]

Robert E. Frick	33,334	66,666	[2]	1.20

	-	125,000	[3]	1.35	66,333	39,137
Kevin M. Murphy	100,000	-		2.31
	75,000	-		2.40

	110,000	60,000	[4]	0.62

	50,000	50,000	[5]	1.25

	-	125,000	[3]	1.35

1	Based on the closing price of the Company’s Common Stock of $0.59 per share on October 31, 2008.
2	33,333 options vest on September 11, 2009 and 33,333 options vest on September 11, 2010.
3	All unexercisable options pertaining to this grant vest on June 3, 2009.
4	All unexercisable options pertaining to this grant vest on November 24, 2008.
5	All unexercisable options pertaining to this grant vest on October 25, 2009.

Employment Agreements; Termination of Employment

On January 12, 2009 (the “Agreement Date”), the Company entered into an Amendment to Employment Agreement (the “Amended Agreement”) with Robert E. Frick, the Company’s then Chief Executive Officer and President, pursuant to which the terms of Mr. Frick’s employment agreement, dated August 27, 2007, were amended. Under the terms of the Amended Agreement, the parties agreed that Mr. Frick’s employment with the Company would be terminated effective January 9, 2009 as a result of Mr. Frick’s health.   Further, pursuant to the Amended Agreement, Mr. Frick resigned from the Company’s Board of Directors.  Mr. Frick will receive paid family health and dental insurance under the Company’s standard policies for six months from the Agreement Date and $10,231 as compensation for Mr. Frick’s retained leave balance of 10 days.  Additionally, Mr. Frick will serve as a consultant to the Company for six months from the Agreement Date for compensation of $11,250 per month.

On February 5, 2009, the Company entered into an Executive Retention Agreement (the “2009 Agreement”) with Brian Hajost, its President and Chief Executive Officer, effective as of January 16, 2009.  Pursuant to the terms of the 2009 Agreement, as compensation for Mr. Hajost serving as the Company’s President and Chief Executive Officer, Mr. Hajost receives (a) a semi-monthly salary of $8,333.33 (or $200,000 annually); (b) a stock grant of 156,000 shares of the Company’s Common Stock, which will vest ratably over 12 months; and (c) a stock option grant of 300,000 shares of the Company’s Common Stock, which will vest ratably over a three year term and have a five year exercise period.  The 2009 Agreement further provides that in the event that the Company terminates Mr. Hajost’s employment without cause (other than due to Mr. Hajost’s request), or if Mr. Hajost terminates his employment for good reason, Mr. Hajost will be entitled to (a) if the termination takes place within three months from the date of the 2009 Agreement, two months salary, (b) if the termination takes place between three and six months from the date of the 2009 Agreement, three months salary, (c) if the termination takes place between six months and one year from the date of the 2009 Agreement, six months salary, (d) if the termination takes place after the first year anniversary of the 2009 Agreement, 12 months salary.  In the event that a majority of the Company’s Common Stock or a substantial portion of the Company’s assets are acquired, the acquisition closes while Mr. Hajost is employed by the Company, and Mr. Hajost’s employment with the Company is terminated without cause (other than due to Mr. Hajost’s request) within 30 days of the acquisition, Mr. Hajost will be entitled to severance pay equal to the lesser of (a) 24 months salary based on Hajost’s annual rate of pay for the calendar year before the calendar year of termination from service, or (b) two times the IRS limit for qualified plans provided for in 26 U.S.C. § 401(a)(17) for the calendar year of termination of service.

On October 31, 2007, the Company entered into an Employment Agreement Amendment (the “Amended  Employment Agreement”) with Mr. Murphy, the Company’s Chief Financial Officer, pursuant to which the terms of Mr. Murphy's employment agreement, dated June 8, 2004 (the “Original Agreement,” together with the Amended Employment Agreement, the “Agreement”), were amended.  Under the terms of the Amended Employment Agreement, Mr. Murphy will continue to serve as the Company’s Chief Financial Officer for an additional thirty-six (36) months, commencing from the date of the Amended Employment Agreement.  The Amended Employment Agreement also provides for Mr. Murphy to serve as the Company’s Executive Vice President.  Further, Mr. Murphy will receive an annual base salary of $215,000, increased from $185,000.  Additionally, the Amended Employment Agreement provides that Mr. Murphy will receive a bonus of $50,000, payable on or before November 15, 2007 (which Mr. Murphy has received); a one-time bonus relating to specific product funding equal to 5% of such product funding; an option to purchase 100,000 shares of the Company’s Common Stock, vesting equally in arrears over a two year period; and restricted stock equal to $100,000 on the date of the issuance.  Pursuant to the terms of the Agreement, upon a change of control (as such term is defined in the Agreement), Mr. Murphy is entitled to receive (a) immediate vesting of all stock options and warrants granted prior to the effective date of the change in control, (b) a special compensation payment for the exercise cost of all vested options upon exercising those options within twelve months after the effective date of the change in control, and (c) if at any time within three years of the change of control, Mr. Murphy is not retained by the surviving entity on terms substantially similar to the terms of the Agreement, or if Mr. Murphy is required to move to a location which is not acceptable to him, Mr. Murphy shall be eligible to receive a one-time cash bonus, equal on an after-tax basis to three times his average compensation for the three previous fiscal years (which shall include salary, bonus, and restricted stock awards).  In the event that Mr. Murphy terminates the Agreement as a result of (a) his not being retained as the Company’s Chief Financial Officer, (b) a material reduction in Mr. Murphy’s duties, (c) a change in the geographic location of the performance of Mr. Murphy’s duties from the area within 60 miles of Washington, DC, (d) a 10% reduction in Mr. Murphy’s compensation, (e) the Company’s failure to obtain the assumption of the Agreement by any successor, and (d) a material breach of the Agreement by the Company which is not cured within 30 days, Mr. Murphy shall have the right to terminate his employment with the Company, and shall receive, among other things twelve months salary at his then current salary rate, and the Company shall pay 100% of the C.O.B.R.A. premiums for eighteen months after such termination.

On February 28, 2009, the Company entered into an Employment Agreement Amendment (the “Second Amended Agreement”) with Kevin Murphy pursuant to which the terms of Mr. Murphy’s employment agreement, dated June 8, 2004, as amended on October 26, 2007 and December 31, 2008, were amended. Under the terms of the Second Amended Agreement, Mr. Murphy’s annual base salary was reduced to $193,500, from $215,000 and Mr. Murphy’s monthly general business allowance was reduced to $500, from $1,000. The terms of the Second Amended Agreement further provide that (a) Mr. Murphy agrees to forfeit options to purchase an aggregate of 225,000 shares of the Company’s Common Stock, (b) Mr. Murphy shall enter into a separate Incentive Stock Option agreement with the Company, pursuant to which Mr. Murphy shall be granted an option to purchase 150,000 shares of the Company’s Common Stock, which shall vest quarterly in arrears over a one year period, and (c) Mr. Murphy shall enter into a separate Restricted Stock Agreement with the Company, pursuant to which Mr. Murphy shall receive 90,000 shares of restricted stock which shall vest ratably over 12 months, or 7,500 shares per month, so long as Mr. Murphy is employed by the Company on the last day of each month.

The Company also had an employment agreement with Clifton W. Sink, its Former Chief Executive Officer.  The agreement had a three year term commencing on June 2006 and automatically renewed for additional one year terms unless terminated by the Company or Mr. Sink.  The agreement provided for an annual salary of $200,000 in fiscal year 2006 and increased to $237,500 for fiscal years 2007 to 2009.  Mr. Sink was also entitled to an annual bonus of $20,833 for fiscal year 2006 and to $37,500 for the fiscal years 2007 to 2009.  In August 2007, the Company entered into an employment resignation agreement with Mr. Sink pursuant to which Mr. Sink resigned his positions as the Company’s President, Chief Executive Officer and Director effective November 1, 2007.

Compensation of Directors

The Company does not compensate Directors who also serve as the Company’s executive officers for their services on the Board of Directors. During fiscal 2008, the Company compensated all of its non-employed Directors for participation at meetings of the Board of Directors and Committees thereof by granting each of the outside Directors stock options to purchase 40,000 shares of the Company’s Common Stock at an exercise price of $1.35 per share in June 2008.  All of the options granted to the outside Directors were pursuant to the Company’s 1997 and 2002 Stock Option Plans, as amended.  The following table reflects all compensation awarded to, earned by or paid to the Company’s Directors for the fiscal year ended October 31, 2008.

Name	Fees earned or paid in cash ($)	Option awards ($)		All other compensation ($) [1]	Total ($)

James Bruno	6,000	10,386	[2]	3,118	19,504

Al Burkhalter	6,000	10,386	[3]	1,879	18,265

Jay M. Kaplowitz	3,000	10,386	[4]	376	13,372

Ashok Kaveeshwar	3,000	10,386	[5]	539	13,925

Ben Krieger	6,000	10,386	[6]	3,502	19,888

1	Consists solely of travel expenses paid by us for travel to Board of Director Meetings.
2	100,000 option awards outstanding on October 31, 2008.
3	110,000 option awards outstanding on October 31, 2008.
4	95,000 option awards outstanding on October 31, 2008.
5	65,000 option awards outstanding on October 31, 2008.
6	85,000 option awards outstanding on October 31, 2008.

Members of the Company’s Board of Directors receive $1,000 for each Board of Directors meeting attended.  In addition, each member of the Audit Committee receives $500 for each Audit Committee meeting attended.  Audit Committee members shall be entitled to receive a total of $1,500 in their capacity as both a Director and Audit Committee member.

Involvement in Certain Legal Proceedings

No Director, executive officer, promoter or control person of the Company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

Independence of Directors

The Board of Directors has determined that Messrs. Bruno, VADM Burkhalter, Kaplowitz, Kaveeshwar and Krieger, are independent Directors as defined in  NASDAQ Marketplace Rule 4200.

Committees of the Board

During the fiscal year ended October 31, 2008, the Board of Directors held a total of seven (7) meetings (including teleconference).  All incumbent Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which they served, during the fiscal year ended October 31, 2008.

The Audit Committee appoints and provides for the compensation of the Company’s independent auditors; oversees and evaluates the work and performance of the independent auditors; reviews the scope of the audit; considers comments made by the independent auditors with respect to accounting procedures and internal controls and the consideration given thereto by the Company’s management; approves all professional services to be provided to us by the Company’s independent auditors; reviews internal accounting procedures and controls with the Company’s financial and accounting staff; oversees a procedure that provides for the receipt, retention and treatment of complaints received by us and of confidential and anonymous submissions by employees regarding questionable accounting or auditing matters; and performs related duties as set forth in applicable securities laws,  NASDAQ  corporate governance guidelines, and the Audit Committee charter (the “Audit Committee”).  The Audit Committee functions pursuant to the Audit Committee charter adopted by the Board in fiscal 2001.  A copy of the Audit Committee Charter can be found on the Company’s web site at www.steelcloud.com .. The Audit Committee met nine (9) times (including by teleconference) during the fiscal year ended October 31, 2008.  The Audit Committee is currently composed of James Bruno, VADM Burkhalter and Benjamin Krieger.  The Board has determined that all current members of the Audit Committee are independent Directors under the rules of the  NASDAQ Stock Market and each of them is able to read and understand fundamental financial statements.  The Board has determined that James Bruno is the Company’s Audit Committee “financial expert” as defined in Item 407(d) of Regulation S-K.

The Compensation Committee has such powers as may be assigned to it by the Board of Directors from time to time and is currently charged with, among other things, determining compensation packages for the Company’s Chief Executive Officer, President and Chief Financial Officer, establishing salaries, bonuses and other compensation for the Company’s executive officers and with administering the Company’s Amended 2007 Stock Option and Restricted Stock Plan, the Company’s 2007, 2002 and 1997 Incentive Stock Option Plans, as amended (the "Stock Option Plans"), the 1998 Employee Stock Purchase Plan, as amended (the "1998 Purchase Plan") and recommending to the Board of Directors changes to such plans (the “Compensation Committee”).  Generally, on its own initiative the Compensation Committee reviews the performance and compensation of the Company’s Chief Executive Officer and Chief Financial Officer and, following discussions with those individuals, establishes their compensation levels where it deems appropriate. For the remaining officers, the Chief Executive Officer makes recommendations to the Compensation Committee that generally, with such adjustments and modifications that are deemed necessary or appropriate by the Compensation Committee, are approved. With respect to equity-based compensation awarded to others, the Compensation Committee grants stock-based compensation, generally based upon the recommendation of the Chief Executive Officer.  The Compensation Committee met four (4) times (including by teleconference) during fiscal 2008.  The Compensation Committee is currently composed of VADM Burkhalter, Jay M. Kaplowitz and Benjamin Krieger.  The Board has determined that all current members of the Compensation Committee are independent Directors under the rules of the  NASDAQ Stock Market. The Compensation Committee does not have a charter.

The Board of Directors has an Executive Committee (the "Executive Committee"), the members of which are VADM Burkhalter and Ashok Kaveeshwar.  Kevin Murphy was appointed as an advisor to the Executive Committee in January 2004 by the Board of Directors.  The Executive Committee has such powers as may be assigned to it by the Board of Directors from time to time and is currently charged with, among other things, recommending to the Board of Directors the criteria for candidates to the Board of Directors, the size of the Board of Directors, the number of committees of the Board of Directors and their sizes and functions, and the nomination and selection of Board of Directors' candidates and committee members and rotation of committee members.  In addition, the Executive Committee is responsible for establishing and implementing an annual evaluation process for the Chief Executive Officer and the Board of Directors and periodically assessing the overall composition of the Board of Directors to ensure an effective membership mix and, when appropriate, recommending to the Board of Directors a Chief Executive Officer succession plan and succession process.  The Executive Committee met ten (10) times during fiscal 2008.  The Executive Committee does not have a charter.

Code of Ethics

On September 9, 2004, the Board of Directors adopted a Code of Ethics that applies to the Chief Executive Officer, Principal Executive Officers, Senior Financial Officers and Board of Directors.  A copy of the Code of Ethics can be found on the Company’s web site at www.steelcloud.com ..  The Code of Ethics sets forth the Company’s policies and expectations on a number of topics, including: Integrity of Records and Financial Reporting; Compliance with Laws, Rules and Regulations; Conflict of Interest; Corporate Opportunities; Fair Dealing; Confidentiality; Reporting any Illegal or Unethical Behavior; and Waivers.

The Audit Committee of the Board of Directors reviews the Code of Ethics annually, and proposes changes or amendments to the Code of Ethics as appropriate.  Changes or amendments proposed by the Audit Committee are submitted to the Board of Directors for review.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 18, 2009, with respect to the beneficial ownership of the Company’s Common Stock of more than 5% of the outstanding shares thereof, by each of the Company’s Directors and its executives named in the Summary Compensation Table and by all Executive Officers and Directors.  As of September 18, 2009 the Company had 15,411,876   shares of the Company’s Common Stock outstanding.  Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

Title of Class	Name and Address of Beneficial Owner [1]	Amount and Nature of Beneficial Ownership	Percentage of Class
Common Stock	Kevin M. Murphy [2]	503,686	3.3%
Common Stock	Brian H. Hajost [3]	256,000	1.7%
Common Stock	VADM E.A. Burkhalter [4]	241,376	1.6%
Common Stock	Benjamin Krieger [5]	235,376	1.5%
Common Stock	James Bruno [6]	232,376	1.5%
Common Stock	Jay M. Kaplowitz [7]	220,506	1.4%
Common Stock	Ashok Kaveeshwar [8]	175,000	1.1%
	All Executive Officers and Directors as a Group (7 persons)(2)-(8)	1,864,320	12.1%
 * - represents less than 1%

1	The address of each of such individuals is c/o SteelCloud, Inc., 13962 Park Center Road, Herndon Virginia 20171.

2
Includes 332,500 shares of the Company’s Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plans which are currently exercisable or exercisable within 60 days.  Also includes 90,000 of Restricted Stock, issued to Mr. Murphy pursuant to his employment agreement and 50,000 shares of the Company’s Common Stock underlying warrants.  The shares of Restricted Stock vest ratably over a period of one year from the anniversary date of the grant, February 28, 2009.  These restricted shares of stock were issued pursuant to the Company’s  Amended 2007 Stock Option and Restricted Stock Plan.

3
Includes 156,000 of Restricted Stock, issued to Mr. Hajost pursuant to his employment agreement and 50,000 shares of the Company’s Common Stock underlying warrants.  The shares of Restricted Stock vest ratably over a period of one year from the anniversary date of the grant, January 14, 2009.  These restricted shares of stock were issued pursuant to the Company’s Amended 2007 Stock Option and Restricted Stock Plan.

4
Includes 100,000 shares of the Company’s Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plans, of which all are currently exercisable, 50,000 shares of the Company’s Common Stock underlying warrants and 6,000 shares owned by Mr. Burkhalter’s spouse of which he disclaims beneficial ownership.

5
Includes 75,000 shares of the Company’s Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plans, of which all are currently exercisable and 50,000 shares of the Company’s Common Stock underlying warrants.

6
Includes 90,000 shares of the Company’s Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plans, of which all are currently exercisable and 50,000 shares of the Company’s Common Stock underlying warrants.

7
Includes 85,000 shares of the Company’s Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plans, of which all are currently exercisable and 50,000 shares of the Company’s Common Stock underlying warrants.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

Any person, including any beneficial owner, to whom this proxy statement is delivered, may request copies of reports, proxy statements or other information concerning the Company, without charge, by written or telephonic request directed to the Corporate Secretary at 13962 Park Center Road, Herndon, Virginia 20171or (703) 674-5600.  If you would like to request documents, please do so by October 1, 2009, in order to receive them before the Special Meeting.

OTHER MATTERS

Management does not know of any matters to be presented at this Special Meeting of Stockholders other than those set forth herein and in the Notice accompanying this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Brian H. Hajost
Chief Executive Officer

September 18, 2009
Herndon, Virginia

STEELCLOUD, INC.

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As a shareholder of SteelCloud, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on October 18, 2009.

Vote Your Proxy on the Internet: ☐		Vote Your Proxy by mail: ☐

Go to www.continentalstock.com. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Mark, sign, and date your proxy card below, detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

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SteelCloud, Inc.
Special Meeting of Shareholders—October 19, 2009
This Proxy is Solicited on Behalf of the Board of Directors

Please mark your votes like this  ☒

This Proxy is solicited on behalf of SteelCloud, Inc.’s Board of Directors.

1.
To authorize the Company to issue up to 14,500,000 shares of common stock and accompanying warrants to purchase up to 14,500,000 shares of common stock, together with the potential issuance of warrants to prospective placement agents to purchase up to 3,200,000 shares of common stock on the same terms as the accompanying warrants,  pursuant to the Company’s Registration Statement on Form S-1, in accordance with NASDAQ Marketplace Rule 5635(d).

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.
To authorize the Company to issue common stock, and/or securities convertible into or exchangeable or exercisable for common stock, in connection with a future financing, in accordance NASDAQ Marketplace Rule 5635.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To Approve the sale of warrants by the Company to its directors in a private placement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve the adjournment, postponement or continuation of the special meeting.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature_______________________________Signature_______________________________Date__________, 2009.
Note: Please sign exactly as your name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such. PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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FOLD AND DETACH HERE AND READ THE REVERSE SIDE

SteelCloud, Inc.

Special Meeting of Shareholders—October 19, 2009
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Brian H. Hajost, with full power of substitution, proxy to vote all of the shares of common stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the special meeting of shareholders of SteelCloud, Inc., to be held at SteelCloud, Inc.’s principal executive offices located at 13962 Park Center Road, Herndon, Virginia, 20171, on October 19, 2009 at 10:00 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated September 18, 2009 and with the discretionary powers upon any adjournment thereof.

Every properly signed proxy will be voted in accordance with the specifications made thereon.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

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